                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant: [X]

Filed by a Party other than the Registrant: [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             SMARTERKIDS.COM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement no.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              SMARTERKIDS.COM, INC.
                               15 Crawford Street
                          Needham, Massachusetts 02494

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 16, 2000

     The Annual Meeting of Stockholders of SmarterKids.com, Inc. (the "Company") will be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, on Friday, June 16, 2000 at 10:00 a.m., local time, to consider and act upon each of the following matters:


1. To elect two members to the Board of Directors, each to serve a three-year term as a Class I director.

2. To approve an amendment to the 1999 Stock Option and Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 2,000,000 shares to 3,500,000 shares. 3. To ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, as the Company's auditors for the fiscal year ending December 31, 2000. 4. To transact such other business as may properly come before the meeting and any adjournments thereof.

3. To ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, as the Company's auditors for the fiscal year ending December 31, 2000.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors recommends that stockholders vote in favor of (i) the election of the two nominees to the Board of Directors, (ii) the approval of the amendment to the Company's 1999 Stock Option and Incentive Plan, and (iii) the ratification of the selection of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ending December 31, 2000.

     Stockholders entitled to notice of, and to vote at, the Annual Meeting shall be determined as of the close of business on April 21, 2000, the record date fixed by the Board of Directors for such purpose.


                                By Order of the Board of Directors

                                /s/ David Blohm
                                David Blohm
                                President, Chief Executive Officer and Secretary

Needham, Massachusetts
April 28, 2000

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                              SMARTERKIDS.COM, INC.

                               15 Crawford Street
                          Needham, Massachusetts 02494

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on June 16, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Smarterkids.com, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 on Friday, June 16, 2000 at 10:00 a.m. and at any adjournments or postponements thereof (the "Annual Meeting").

     The Company's 2000 Annual Report, containing financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 1999, is being mailed contemporaneously with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about May 5, 2000. The Company will bear the cost of the solicitation of proxies in connection with the Annual Meeting.

     The purpose of this Annual Meeting is (1) to elect two members to the Board of Directors, each to serve a three-year term as a Class I director until his successor is elected and qualified or until his earlier resignation or removal,
(2) to consider and vote upon a proposal to amend the Company's 1999 Stock Option and Incentive Plan to increase the number of shares of common stock, par value $.01 per share (the "Common Stock"), authorized for issuance thereunder from 2,000,000 shares to 3,500,000 shares, and (3) to ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, as the Company's auditors for the fiscal year ending December 31, 2000.

     The Board of Directors has fixed the close of business on April 21, 2000 as the record date (the "Record Date") for the determination of the Company's stockholders who will be entitled to notice of, and to vote, at the Annual Meeting. Accordingly, only holders of record of Common Stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, 20,473,012 shares of Common Stock were issued and outstanding.

     The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company before the taking of the vote at the Annual Meeting, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to SmarterKids.com, Inc., 15 Crawford Street, Needham, Massachusetts 02494,
Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

                                VOTING PROCEDURES

     The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

     Election of Directors. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The two nominees receiving the highest number of affirmative votes of the shares present, in person or represented by proxy, and voting on the election of directors at the Annual Meeting will be elected as Class I directors for a three-year term. Shares represented by proxies received by the Board of Directors and not so marked to withhold authority to vote for either or both of the nominees will be voted in favor of the election of the nominees. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors. If a stockholder properly withholds authority to vote for either or both nominees, such stockholder's shares will not be counted toward such nominee's or nominees' achievement of a plurality.

     Additional Proposals. For all other matters being submitted to the stockholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Abstentions, as well as broker "non-votes," are not considered to have been voted for these matters and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

     Other Matters. The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter not discussed in this Proxy Statement should be presented at this Annual Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The persons named as attorneys in the proxies are officers of the Company.

     In addition to the election of the directors, the stockholders will consider and vote upon proposals to amend the Company's 1999 Stock Option and Incentive Plan to increase the number of shares of Common Stock authorized to be issued thereunder from 2,000,000 shares to 3,500,000 shares and to ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, as the Company's auditors for the fiscal year ending December 31, 2000, all as further described in this Proxy Statement.

                                   PROPOSAL I:

                              ELECTION OF DIRECTORS

     In accordance with the Company's Amended and Restated Certificate of Incorporation, the Company's Board of Directors is divided into three classes. There are two directors currently serving in each of Class I, Class II and Class
III. Each director serves for a three-year term, with one class of directors being elected at each annual meeting of stockholders.

     Two Class I directors will be elected at the Annual Meeting, each for a term of three years. The Board of Directors has nominated each of Brian Hickey and Michael Kolowich to serve as Class I directors. The Class I director nominees, Messrs. Hickey and Kolowich, are currently serving as Class I directors of the Company. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for either Mr. Hickey or Mr. Kolowich will be voted (unless either is or both are unable or unwilling to serve) FOR the election of Mr. Hickey and/or Mr. Kolowich. The Board of Directors knows of no reason why either of Messrs. Hickey or Kolowich should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of one or more other persons or for fixing the number of directors at a lesser number.

     The two nominees receiving the highest number of affirmative votes of the shares present, in person or represented by proxy, and voting on the election of directors at the Annual Meeting will be elected as Class I directors for a three-year term. The Board of Directors recommends a vote FOR each nominee.

Directors and Executive Officers

     The following table sets forth for each Class I director, each Class II director, each Class III director and the executive officers of the Company, their ages and present positions with the Company as of the date of the Annual
Meeting:

Name                                  Age      Position
----                                  ---      --------
David Blohm....................        49      President, Chief Executive Officer, Secretary and Director
Jeff A. Pucci..................        39      Co-Founder and Chairman of the Board of Directors
Richard Viard..................        40      Co-Founder and Senior Vice President, Product Development
Albert Noyes...................        42      Executive Vice President, Sales and Marketing
Evelyn Somers..................        40      Senior Vice President, Marketing
Robert J. Cahill...............        34      Vice President, Finance and Administration, Chief Financial
                                               Officer and Treasurer
Mark S. DeChambeau.............        38      Vice President, Operations
Daniel R. Davis................        34      Vice President, Business Development
Lisa Tanzer Lewis..............        33      Vice President, Product Management
Joseph R. Panepinto............        36      Vice President, Editorial and Education
Richard A. Secor...............        40      Vice President, MIS and Chief Information Officer
John A. Zimmermann.............        41      Vice President, Merchandising
Richard A. D'Amore (2) (3)             46      Director
Michael T. Fitzgerald (3)......        47      Director
Brian Hickey (3)...............        54      Director
Michael Kolowich (2)...........        47      Director

---------------------------------

(1) Officers of the Company are elected annually by the Board of Directors and serve until the next Annual Meeting of the Board of Directors and until their respective successors are elected and qualified or until their earlier resignation or removal.
(2)  Member of Compensation Committee.
(3)  Member of Audit Committee.

Directors To Be Elected At The Annual Meeting

     Brian Hickey has been a director of SmarterKids.com since July 1999 as a nominee of Brighter Vision Holdings, Inc., a stockholder of the Company. Mr. Hickey has served as the Chairman of Harlequin Enterprises Limited, a book publishing and printing company, since December 1997 and its Chief Executive Officer since December 1988. Mr. Hickey also served as President of Harlequin from December 1988 to December 1997.

     Michael Kolowich has been a director of SmarterKids.com since January 1999. Mr. Kolowich has served as the Vice Chairman and as a Director of NewsEdge Corporation, a provider of news and information services, since February 1998. From September 1996 to February 1998, Mr. Kolowich served as the Chairman, President and Chief Executive Officer of Individual, Inc., which merged with NewsEdge in February 1998. Mr. Kolowich served as the President of AT&T New Media Services, a division of AT&T that he founded, from December 1994 to July 1996. Mr. Kolowich also served as President of Ziff-Davis Interactive, a division of Ziff-Davis Interactive Publishing Company that he founded, from April 1988 to December 1994.

Directors Whose Term Extends Beyond the Annual Meeting

     David Blohm has served as SmarterKids.com's President and Chief Executive Officer since January 1998, its Secretary since 1995 and its Chief Operating Officer from September 1995 to January 1998. Mr. Blohm has served as a member of the Board of Directors since September 1995. Prior to joining us, Mr. Blohm served as President of ThinkingWorks, Inc., an educational research company, from June 1994 to September 1995. Mr. Blohm served as the President and Chief Executive Officer of MathSoft, Inc., a company he co-founded, from August 1985 to May 1994.

     Jeff A. Pucci, our co-founder, has served as SmarterKids.com's Chairman since August 1995, served as Co-Chief Executive Officer from January 1998 to June 1998 and Chief Executive Officer from August 1995 to January 1998. Mr. Pucci has served as a member of the Board of Directors since our inception. Mr. Pucci was President and Chief Executive Officer of SmarterKids.com from May 1994 to August 1995.

     Richard A. D'Amore has been a director of SmarterKids.com since November 1998. In accordance with a voting agreement, Mr. D'Amore was nominated to be a member of the Board of Directors by NorthBridge Venture Partners III, L.P., a stockholder of SmarterKids.com. He has served as a general partner at North Bridge Venture Management Company since March 1994. Previously, Mr. D'Amore served as a general partner for Hambro International Equity Investors from July 1982 to March 1994.

     Michael T. Fitzgerald has been a director of SmarterKids.com since November 1998. In accordance with a voting agreement, Mr. Fitzgerald was nominated to be a member of the Board of Directors by Commonwealth Capital Ventures II, L.P., a stockholder of SmarterKids.com. Mr. Fitzgerald is a founder of and has been a general partner of Commonwealth Capital Ventures since April 1995. Mr. Fitzgerald served as a general partner at Palmer Partners, the manager of three early-stage venture capital funds, from June 1981 to April 1995.

Executive Officers

     Richard Viard, our co-founder, has served as SmarterKids.com's Senior Vice President, Product Development since April 1994. Mr. Viard served on our Board of Directors since our inception to November 1998.

     Albert Noyes has served as SmarterKids.com's Executive Vice President, Sales and Marketing since February 2000 and served as Senior Vice President, Sales and Marketing from September 1997 to February 2000. Prior to joining us, Mr. Noyes served as Vice President of Sales and Marketing of net.Genesis, a developer and marketer of website usage and performance analysis products, from July 1996 to May 1997. From November 1995 to May 1996, Mr. Noyes served as Chief Executive Officer of The Mesa Group, a developer and marketer of messaging and groupware software, which was subsequently acquired by Microsoft. Mr. Noyes served as Venture Partner/Entrepreneur-in-Residence for Highland Capital, a venture capital firm from October 1994 to October 1995.

     Evelyn Somers has served as SmarterKid's Senior Vice President, Marketing since February 2000. Prior to joining us, Ms. Somers served as Senior Vice President - Marketing and Sales at Fidelity Investments, a premiere financial services company. She was with Fidelity Investments since 1992, holding positions in Marketing, Product Development, and Segment Management in their retail customer business focusing primarily on high net worth investors.

     Robert J. Cahill has served as SmarterKids.com's Vice President, Finance and Administration and Chief Financial Officer since April 2000 and served as Vice President, Finance from June 1999 and served as Controller from October 1997 to June 1999. Prior to joining us, Mr. Cahill served as Accounting Manager for Gensym Corp., a developer and marketer of software products, from May 1995 to October 1997. Mr. Cahill served as a Senior Accountant for Ernst & Young LLP from January 1993 to May 1995.

     Mark S. DeChambeau has served as SmarterKids.com's Vice President, Operations since November 1998. Prior to joining us, Mr. DeChambeau was self-employed as an operations consultant from March 1997 to October 1998. Mr. DeChambeau served as Operations Manager for The Fulfillment Center, a full service fulfillment and distribution center, from October 1993 through January 1997.

     Daniel R. Davis has served as SmarterKids.com's Vice President, Business Development since October 1999. Prior to joining us, Mr. Davis served as Senior Vice President and Chief Financial Officer of Biopure Corporation, a developer, manufacturer and marketer of oxygen therapeutics, from December 1998 to September 1999. From 1995 to November 1998, Mr. Davis was employed at Knowledge Universe, a holding company focusing on educational products and services.

     Lisa Tanzer Lewis has served as SmarterKids.com's Vice President, Product Management since December 1999 and was Director of Product Management from July 1999 to December 1999. Prior to joining us, Ms. Lewis served as the Director of Business Development for Staples, Inc., an office supply retailer, from June 1998 through June 1999. Ms. Lewis held several marketing and product development positions, most recently as Director of U.S. Marketing and Director of Global Marketing in the Preschool Division, at Hasbro, Inc., a manufacturer of toys and games, from October 1994 to June 1998.

     Joseph R. Panepinto has served as SmarterKids.com's Vice President, Editorial and Education since April 1999. Prior to joining us, Mr. Panepinto served as Editor of FamilyPC magazine from August 1997 to February 1999, in a variety of senior positions from June 1994 to August 1997 and as a consultant for FamilyPC from March 1994 to May 1994.

     Richard A. Secor has served as SmarterKids.com's Vice President, MIS and Chief Information Officer since October 1998. Prior to joining us, Mr. Secor served as Chief Information Officer for W.A. Wilde Company, a provider of direct mail advertising services, from February 1996 to October 1998. Mr. Secor served as Director of Information Services for ResponseNet, a division of W.A. Wilde Company, from September 1994 to February 1996.

     John A. Zimmermann has served as SmarterKids.com's Vice President, Merchandising since March 1999. Prior to joining us, Mr. Zimmermann served as Senior Vice President of Marketing and Merchandising for The Big Party!, a chain of over 50 party supply super stores, from December 1997 to March 1999. Mr. Zimmermann served as Merchandise Manager for Bradlees, Inc. a regional discounter, from June 1995 to December 1997. Mr. Zimmermann also served as Merchandise Manager of Contempo Casuals, a national specialty store, from June 1994 to June 1995.

Classes of Directors

     The following table sets forth for the nominees for director to be elected at the Annual Meeting and for each director whose term of office will extend beyond the Annual Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with the Company, the year each nominee's or director's term will expire and the class of director of each nominee or director:

     Director's or Nominee's Name and Year                                               Year Term      Class of
          First Served as a Director                       Position(s) Held               Expires       Director
----------------------------------------------   -------------------------------------   -----------   ----------
Brian Hickey..............................       Director                                   2000           I
  1999
Michael Kolowich..........................       Director                                   2000           I
  1999

Jeff A. Pucci.............................       Co-Founder and Chairman of the Board       2001           II
  1995                                           of Directors

Michael T. Fitzgerald.....................       Director                                   2001           II
  1998

David Blohm...............................       President, Chief Executive Officer,        2002          III
  1995                                           Secretary and Director

Richard A. D'Amore........................       Director                                   2002          III
  1998

The Board of Directors and Its Committees

     The Board of Directors of the Company held seven meetings during the fiscal year ended December 31, 1999. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees of the Board of Directors on which he then served held during fiscal 1999.

     The Board of Directors does not have a nomination committee but does have standing Compensation and Audit Committees. The Compensation Committee, of which Messrs. D'Amore and Kolowich are members, determines the compensation (including stock option grants) of the Company's senior management. The Compensation Committee held seven meetings during fiscal 1999. The Audit Committee, of which Messrs. Hickey, Fitzgerald and D'Amore are members, oversees financial results and internal controls of the Company, including matters relating to the appointment and activities of the Company's independent auditors. Each of Messrs. Hickey, Fitzgerald and D'Amore are "independent directors" as defined by the Nasdaq Marketplace Rule 4200(a)(15). The Audit Committee held no meetings during fiscal 1999 but held one meeting in March 2000 related to the fiscal year ended December 31, 1999. The Board of Directors adopted the Audit Committee Charter on April 28, 2000, a copy of which is set forth as Appendix A hereto.
                                                           ----------

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 21, 2000 by (i) each person or entity known by the Company to beneficially own 5% of more of the Common Stock, (ii) each director of the Company, (iii) each officer of the Company for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each person listed in the table is c/o SmarterKids.com, Inc. 15 Crawford Street, Needham, Massachusetts 02494.

                                                                             Amount and Nature        Percent of
Name and Address of Beneficial Owner                                          of Ownership(1)        Common Stock
-------------------------------------------------------------------------   -------------------   -------------------
David Blohm(2).....................................................               669,750                 3.1%
Jeff A. Pucci(3)...................................................               669,750                 3.1
Richard Viard(4)...................................................               668,250                 3.1
Albert Noyes(5)....................................................               369,750                 1.7
Richard A. Secor(6)................................................                46,875                 *
Richard A. D'Amore(7)..............................................             2,984,692                13.6
Michael T. Fitzgerald(8)...........................................             1,875,873                 8.6
Michael Kolowich(9)................................................               150,000                 *
Brian Hickey(10)...................................................                    --                --
     225 Duncan Mill Road
     Don Mills, Ontario, Canada M3B 3K9
North Bridge Venture Partners III, L.P.(7).........................             2,984,692                13.6
     950 Winter Street, Suite 4600
     Waltham, MA 02451
Commonwealth Capital Ventures II, L.P.(8)..........................             1,875,873                 8.6
     20 William Street
     Wellesley, MA 02181
Brighter Vision Holdings, Inc......................................             1,674,907                 7.7
     c/o Torstar Corporation
     One Yonge Street
     Toronto, Canada M5E IP9
Intel Corporation..................................................             1,196,362                 5.5
     2200 Mission College Blvd., Mailstop RN6-46
     Santa Clara, CA 95952
All executive officers and directors as a group (16 persons)(11)...             7,556,909                34.5

-------------------------------------
*    Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock issuable by SmarterKids.com to a person or entity named below pursuant to options which may be exercised within 60 days after April 21, 2000 are deemed to be beneficially owned by that person or entity. However, these shares are not deemed to be outstanding for purposes of computing the percentage beneficially owned by any other person or entity.
(2) Consists of 669,750 shares issuable upon the exercise of options exercisable on the Record Date or within 60 days thereafter.
(3) Includes 168,750 shares issuable upon the exercise of options exercisable on the Record Date of within 60 days thereafter.

(4) Includes 168,750 shares issuable upon the exercise of options exercisable on the Record Date or within 60 days thereafter.
(5) Includes 122,750 shares issuable upon the exercise of options exercisable on the Record Date or within 60 days thereafter.
(6) Consists of 46,875 shares issuable upon the exercise of options exercisable on the Record Date or within 60 days thereafter.
(7) Includes of 16,875 shares issuable upon the exercise of options exercisable on the Record Date or within 60 days thereafter and 2,967,817 shares held by North Bridge Venture Partners III, L.P. Mr. D'Amore is a general partner of the general partner of North Bridge Venture Partners III, L.P. and may be deemed to share voting and investment power with respect to all shares held by North Bridge Venture Partners III, L.P. Mr. D'Amore disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any.
(8) Includes of 16,875 shares issuable upon the exercise of options exercisable on the Record Date or within 60 days thereafter, 1,771,500 shares held by Commonwealth Capital Ventures II, L.P. and 87,408 shares held by CCV II Associates Fund, L.P. Mr. Fitzgerald is a general partner of the general partner of Commonwealth Capital Ventures II, L.P. and the general partner of CCV II Associates Fund, L.P. and may be deemed to share voting and investment power with respect to all shares held by Commonwealth Capital Ventures II, L.P. and CCV II Associates Fund, L.P. Mr. Fitzgerald disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any.
(9) Includes 75,000 shares issuable upon the exercise of options exercisable on the Record Date or within 60 days thereafter.
(10) Excludes 1,674,907 shares held by Brighter Vision Holdings, Inc. Mr. Hickey is the chairman and chief executive officer of Harlequin Enterprises Limited. Harlequin Enterprises Limited and Brighter Vision Holdings, Inc. are both wholly-owned subsidiaries of Torstar Corporation. Mr. Hickey disclaims beneficial ownership of such shares.
(11) See footnotes (1) through (10) above. Also includes an aggregate of 1,407,594 shares issuable upon the exercise of options exercisable on the Record Date or within 60 days thereafter.

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

     The following table sets forth certain information with respect to the annual compensation paid or accrued by the Company for services rendered to the Company, in all capacities, for the fiscal year ended December 31, 1999 by its Chief Executive Officer (the "CEO") and the other most highly compensated executive officer other than the CEO, whose total salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1999 (collectively with the CEO, the "Named Executive Officers"). The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during the fiscal year ended December 31, 1999.


                           SUMMARY COMPENSATION TABLE

                                                                 Annual                  Long-Term
                                                              Compensation              Compensation
                                                        -------------------------           on
                                                                                         Securities          All
                                                                                         Underlying         Other
Name and Principal Positions                         Fiscal Year  Salary($) Bonus($)(2)   Options(#)    Compensation(1)
----------------------------                         -----------  --------- -----------  ------------   ---------------
David Blohm.........................................     1998       $120,751     --        270,000           $696
     President, Chief Executive Officer, Secretary       1999        150,000     --        270,000            696
     and Director

Jeff A. Pucci.......................................     1998        118,163     --        270,000            696
     Co-Founder, Chairman of the Board of Directors      1999        150,000     --        270,000            696

Richard Viard.......................................     1998         91,892     --        270,000            696
     Co-Founder and Senior Vice President,               1999        125,000     --        200,000            696
     Development

Albert Noyes........................................     1998        105,794  $15,073      150,000            696
     Executive Vice President, Sales and Marketing       1999        120,000   27,200      200,000            696

Richard A. Secor....................................     1998         25,142     --         75,000            116(3)
     Vice President, MIS and Chief Information           1999        125,750     --        100,000            696
     Officer

----------------------------------------
(1) Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.
(2) Bonuses are reported in the year earned, even if actually paid in a subsequent year.
(3) Annualized insurance premiums paid on behalf of Mr. Secor in 1998 would have been $696.00.

Option Grants in Last Fiscal Year

     The following table sets forth grants of stock options pursuant to the Company's 1995 Stock Plan and 1999 Stock Option and Incentive Plan granted during the fiscal year ended December 31, 1999 to the Named Executive Officers:


                        OPTION GRANTS IN LAST FISCAL YEAR

                                       Individual Grants
                      -------------------------------------------------------------         Potential
                                                                                           Realizable
                                                                                        Value at Assumed
                                                                                          Annual Rates of
                        Number of     Percent of Total                                      Stock Price
                        Securities         Options                                        Appreciation for
                        Underlying        Granted to         Exercise                     Option Term ($)(3)
                         Options         Employees in        Price Per   Expiration    -----------------------
Name                  Granted (#)(1)   Fiscal Year (%)(2)    Share ($)      Date           5%           10%
--------------        --------------  --------------------  -----------  ----------    ----------   -----------
David Blohm.......       200,000           10.22%           $ 11.00         10/1/09    $1,383,568    $3,506,233
Jeff A. Pucci.....       200,000           10.22              11.00         10/1/09     1,383,568     3,506,233
Richard Viard.....       200,000           10.22              11.00         10/1/09     1,383,568     3,506,233
Albert Noyes......       200,000           10.22              11.00         10/1/09     1,383,568     3,506,233
Richard A. Secor.        100,000            5.11              11.00         10/1/09       691,784     1,753,117

------------------------------
(1) No stock appreciation rights ("SARs") were granted by the Company in the fiscal year ended December 31, 1999.
(2) Represents all options granted to the individual during 1999 as a percentage of all options granted to employees during 1999.
(3) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Company's Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

Option Exercises and Fiscal Year-End Values

     The following table sets forth information with respect to options to purchase the Company's Common Stock granted under the Company's 1995 Stock Plan and 1999 Stock Option and Incentive Plan to the Named Executive Officers, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended December 31, 1999; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 1999; and (iv) the value of such unexercised options at December 31, 1999:


                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                    Number of
                                                                    Securities
                                                                    Underlying
                                                                   Unexercised             Value of Unexercised
                                   Shares        Value          Options at Fiscal          In-the-Money Options
                                 Acquired on    Realized           Year End (#)         at Fiscal Year End ($)(1)
Name                              Exercise (#)    ($)      (Exercisable/Unexercisable) (Exercisable/Unexercisable)
---------------                   ------------    ---      --------------------------- ---------------------------
David Blohm....................      --           --           652,875/318,125            $4,679,316/840,660
Jeff A. Pucci....................    --           --           151,875/318,125             1,078,768/839,042
Richard Viard....................    --           --           151,875/318,125             1,078,768/839,042
Albert Noyes.....................  45,000      $219,015        273,375/256,625             1,945,948/467,033
Richard A. Secor.................    --           --            42,188/132,812               300,239/233,513

---------------------------
(1) Value is based on the difference between the option exercise price and the fair market value at December 31, 1999, the fiscal year-end ($7.25 per share as quoted on the Nasdaq National Market), multiplied by the number of shares underlying the option.


Certain Relationships and Related Transactions

     Richard A. D'Amore, a member of the Board of Directors, is general partner of the general partner of North Bridge Venture Partners III, L.P. which beneficially owns 13.6% of our Common Stock. Michael T. Fitzgerald, a member of the Board of Directors, is general partner of the general partner of Commonwealth Capital Ventures II, L.P. which beneficially owns 8.6% of our Common Stock. Pursuant to a Voting Agreement dated November 9, 1998, NorthBridge and Commonwealth Capital each had the right to appoint a director to our Board of Directors. The Voting Agreement was amended and restated on July 12, 1999 and expired upon the consummation of the Company's initial public offering, with the exception of the right of Brighter Vision Holdings, Inc. to place in nomination for director of SmarterKids.com a nominee of its choice so long as it holds at least 750,000 shares of our Common Stock.

Compensation Committee Report on Executive Compensation

          Overview

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). Pursuant to authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of senior management. The Compensation Committee also reviews, as appropriate, other compensation standards of the Company, administers the Company's 1995 Stock Plan, as amended, the 1999 Stock Option and Incentive Plan, the 1999 Employee Stock Purchase Plan, 1999 Non-Employee Director Stock Option Plan and the 401(k) Plan.

     During the fiscal year ended December 31, 1999, the Compensation Committee was comprised of Messrs. D'Amore and Kolowich, each a non-employee director of the Company. The members of the Compensation Committee bring expertise gained through their experience on other boards of directors of public and private companies in matters relating to executive compensation to their service on the Compensation Committee.

          Procedure for Establishing Compensation

     At the beginning of each fiscal year the Compensation Committee establishes the annual salary for the Company's executive officers based on recommendations of the Company's chief executive officer. The Board reviews the recommendations taking into account the following factors: (i) external market data; (ii) the Company's performance; (iii) the individual's contribution to the Company's success; and (iv) the internal equity of compensation levels among executive officers.

          Tax Considerations

     In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

          Elements of Executive Compensation

     The Company's compensation policy for executive officers is designed to achieve the following objectives: (i) to enhance profitability of the Company and increase stockholder value; (ii) to reward executives consistent with the Company's annual and long-term performance goals; (iii) to recognize individual initiative and achievement; and (iv) to provide competitive compensation that will attract and retain qualified executives.

     An executive officer's compensation package includes: (i) base salary, which is based upon the overall performance of the Company and external market data; (ii) annual performance-based compensation, which is based upon achievement of pre-determined financial objectives of the Company and individual objectives; and (iii) long-term incentive compensation, in the form of stock options, granted with the objective of aligning executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period. In addition, the compensation program is comprised of various benefits, including medical, savings and insurance plans, and the Company's 1999 Employee Stock Purchase Plan, which are generally available to all employees of the Company.

          Base Compensation

     Base salaries for executive officers are targeted at competitive market levels for their respective positions, levels of responsibility and experience. In setting base cash compensation levels for executive officers, the Compensation Committee generally takes into account such factors as: (i) the Company's past financial performance and future expectations; (ii) the general and industry-specific business environment; (iii) the individual executive officer's base compensation in the prior year; (iv) periodic published surveys of base compensation at comparable companies, including the 1999 Annual Survey of Compensation in the Software Industry published by the Massachusetts Computer Software Council, Inc. and PricewaterhouseCoopers LLP and the 1999 Officer Compensation Report for Small- to Medium-Sized Businesses in the Hi-Tech Category; and (v) corporate and individual performance. The Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

          Performance-Based Compensation

     The Company's performance-based compensation policies are designed to reward executive officers when the Company meets or exceeds pre-determined financial goals and are also based on various non-financial objectives such as the ability to motivate others, to recognize and pursue new business opportunities and to initiate programs to enhance the Company's growth and success. Performance-based cash compensation is generally awarded based on formulas established by the Compensation Committee at the time salaries are fixed.

     In establishing performance-based compensation formulas for the fiscal year ended December 31, 1999 for the executive officers, the Compensation Committee considered: (i) the annual base compensation of each individual; (ii) individual performance; (iii) the actual performance of the Company as compared to projected performance under the Company's annual operating plan; (iv) the projected future performance of the Company; (v) the general business environment; and (vi) periodically published surveys of performance compensation at comparable companies, including the 1999 Annual Survey of Compensation in the Software Industry published by the Massachusetts Computer Software Council, Inc. and PricewaterhouseCoopers and the 1999 Officer Compensation Report for Small to Medium-Sized Businesses in the Hi-Tech Category. The Compensation Committee's review of the foregoing factors is subjective and the Compensation Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

     Pursuant to the performance bonus formulas established by the Compensation Committee in the fiscal year ended December 31, 1999, bonus formulas for each executive officer, other than the chief executive officer, were based on the Company's achieving a pre-determined post-bonus net income as set forth in the Company's annual operating plan and on the executive officer's achieving specified individual objectives.

          Stock Options

     Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of the Company's Common Stock. The Board of Directors believes that stock option participation aligns executive officers' interests with those of the Company's stockholders. When establishing stock option grant levels for executive officers, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options, the current stock price, individual performance during the fiscal year in question and past financial performance and future expectations. Stock options granted under the Company's 1995 Stock Plan, as amended, and 1999 Stock Option and Incentive Plan generally have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and generally vest over a four or five year period. The Company attempts to ensure that its executive officers are granted stock options in numbers comparable to or slightly above industry standards.


                           Respectfully submitted by the Compensation Committee:

                           Richard A. D'Amore
                           Michael T. Kolowich

Compensation of Directors

     Neither employee nor non-employee directors receive cash compensation for services performed in their capacity as directors. We reimburse directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any of its committees on which they serve. Directors are also eligible to participate in our 1995 Stock Plan and our 1999 Stock Option and Incentive Plan. Under our 1995 Stock Plan and 1999 Stock Option and Incentive Plan, non-employee directors are eligible to receive stock option grants at the discretion of the Board of Directors. Pursuant to the 1999 Stock Option and Incentive Plan, in January 1999, Mr. Kolowich was granted an option to purchase 75,000 shares of Common Stock at an exercise price of $1.33 per share, all of which are vested. Pursuant to the 1999 Stock Option and Incentive Plan, in July 1999, Mr. Hickey was granted an option to purchase 45,000 shares of Common Stock at an exercise price of $4.18, none of which have vested.

     Under the 1999 Non-Employee Director Stock Option Plan, each director who is not also an employee or officer of the Company and who was not a director at the time of the Company's initial public offering in November 1999 may participate. As of December 31, 1999, no options had been granted under the 1999 Non-Employee Director Stock Option Plan. See "Stock Option Plans--1999 Non-Employee Director Stock Option Plan" for more detailed information.

Employment Agreements

     Each of Messrs. Pucci and Viard have employment agreements with us, each dated November 6, 1998. If we terminate the employment of Mr. Pucci or Mr. Viard for any reason during the term of his respective employment agreement, Mr. Pucci or Mr. Viard, as the case may be, will continue to receive his salary for the remaining term of the agreement, regardless of whether he obtains other employment, and his stock options granted in connection with the commencement of his employment will continue to vest for the remaining term of the agreement. Pursuant to these employment agreements, each of Messrs. Pucci and Viard was granted options to purchase 270,000 shares of our Common Stock on November 6, 1998 with an exercise price of $.15 per share. The shares vest over four years with 67,500 shares vesting on November 6, 1999 and 16,875 shares vesting in equal installments at the end of each calendar quarter beginning December 31, 1999. These employment agreements expire on November 6, 2000.

     Each of our executive officers has an employment agreement which provides that in the event of a change of control of the Company, such executive officer shall receive his or her salary and the acceleration of the vesting of a portion of his or her options.

Compensation Committee Interlocks and Insider Participation

     Currently, Messrs. D'Amore and Kolowich serve as members of the Compensation Committee of the Board of Directors. No executive officer has served as a director or member of the Compensation Committee, or other committee serving an equivalent function, of any other entity whose executive officers served as a member of the Compensation Committee of our Board of Directors.

Stock Performance Graph

     The following graph compares the yearly change in the cumulative total stockholder return on the Company's Common Stock during the period from the Company's initial public offering on November 23, 1999 through December 31, 1999, with the cumulative total return on the Nasdaq National Market (U.S. Companies) and the Media General Financial Services Internet Software and Services Index. The comparison assumes $100 was invested in the Company's Common Stock on November 23, 1999 and in each of the foregoing indices and assumes reinvestment of dividends, if any.

                                    [GRAPH]

                             [PLOT POINTS TO COME]

     Notes:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

----------------
(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, a licensed distributor of S&P total return index data and a source believed to be reliable, however the Company is not responsible for any errors or omissions in such information.

Stock Option Plans

     1995 Stock Plan

     The 1995 Stock Plan, as amended, was adopted by the Board of Directors and approved by our stockholders on September 5, 1995. The aggregate number of shares of Common Stock which may be issued under the 1995 Stock Plan is 3,822,000. Under the 1995 Stock Plan, we were authorized to grant incentive stock options ("ISOs") and non-qualified stock options ("Non-Qualified Options"), as well as awards of Common Stock and opportunities to make direct purchases of Common Stock, to our employees, consultants, directors and officers. The 1995 Stock Plan is administered by the Board of Directors and the Compensation Committee. The 1995 Stock Plan provides that the Board of Directors and the Compensation Committee each has the authority to select the participants and determine the terms of the stock options, awards and purchase rights granted under the 1995 Stock Plan.

     In September 1999, the Board of Directors voted to terminate the 1995 Stock Plan effective on the consummation of the Company's initial public offering in November 1999. As of December 31, 1999, there were options exercisable for 3,383,326 shares of Common Stock outstanding under the 1995 Stock Plan.

1999 Stock Option and Incentive Plan

     The 1999 Stock Option and Incentive Plan was adopted by the Board of Directors in September 1999 and approved by our stockholders and became effective in October 1999. The 1999 Stock Option and Incentive Plan provides for the grant of stock options, restricted stock and other stock-based awards to our employees, officers and directors, and consultants or advisors, including incentive stock options and non-qualified stock options and other equity-based awards. Incentive stock options may be granted only to our employees. A total of 2,000,000 shares of Common Stock may be issued upon the exercise of options or other awards granted under the 1999 Stock Option and Incentive Plan. The maximum number of shares that may be granted to any employee under the 1999 Stock Option and Incentive Plan shall not exceed 500,000 shares of Common Stock during any fiscal year.

     The 1999 Stock Option and Incentive Plan is administered by the Board of Directors and the Compensation Committee. The 1999 Stock Option and Incentive Plan provides that the Board of Directors and the Compensation Committee each has the authority to select the persons to whom awards are granted and determine the terms of each award, including the number of shares of Common Stock to be granted. Payment of the exercise price of an award may be made in cash, promissory note shares of Common Stock, a combination of cash, promissory note or Common Stock or by any other method approved by the Board or Compensation Committee, consistent with Section 422 of the Internal Revenue Code and Rule 16b-3 under the Exchange Act. Unless otherwise permitted by us, awards are not assignable or transferable except by will or the laws of descent and distribution.

     Each of the Board of Directors or Compensation Committee may, in its sole discretion, amend, modify or terminate any award granted or made under the 1999 Stock Option and Incentive Plan, so long as such amendment, modification or termination would not materially and adversely affect the participant or the participant gives his or her consent to such amendment, modification or termination. Each of the Board or Compensation Committee may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1999 Stock Option and Incentive Plan may be exercised. As of December 31, 1999, options to purchase 835,084 shares of Common Stock had been granted under the 1999 Stock Option and Incentive Plan.

1999 Non-Employee Director Stock Option Plan

     The 1999 Non-Employee Director Stock Option Plan was adopted by the Board of Directors in September 1999 and approved by our stockholders in October 1999. The 1999 Non-Employee Director Stock Option Plan was made effective upon completion of the Company's initial public offering in November 1999. The 1999 Non-Employee Director Stock Option Plan provides for the grant of options to purchase a maximum of 200,000 shares of Common Stock to non-employee directors of the Company.

     The 1999 Non-Employee Director Stock Option Plan is administered by the Compensation Committee. Under the 1999 Non-Employee Director Stock Option Plan, each director who is not also an employee or officer of the Company and who is not a director at the time of the Company's initial public offering in November 1999 shall be automatically granted on the date such person is first elected to the Board of Directors an option to purchase 45,000 shares of Common Stock. Each time a non-employee director is re-elected to the Board of Directors, including a current director, such non-employee director will automatically receive an option to purchase 2,000 shares of Common Stock. Provided that the director continues to serve as a member of the Board of Directors, one-third of the shares included in each grant will become exercisable on each of the first, second and third anniversaries of the date of grant. All options granted under the 1999 Non-Employee Director Stock Option Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each option will be for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution and are exercisable to the extent vested only while the optionee is serving as a director or within 90 days after the optionee ceases to serve as a director (except that if a director dies or becomes disabled while he or she is serving as a director, the option is exercisable until the scheduled expiration date of the option). As of December 31, 1999, no options had been granted under the 1999 Non-Employee Director Stock Option Plan.

1999 Employee Stock Purchase Plan

     The 1999 Employee Stock Purchase Plan was adopted by the Board of Directors in September 1999 and approved by our stockholders in October 1999 and was made effective upon completion of the Company's initial public offering in November 1999. The 1999 Employee Stock Purchase Plan provides for the issuance of a maximum of 400,000 shares of Common Stock. The 1999 Employee Stock Purchase Plan is administered by the Board of Directors and the Compensation Committee. All employees whose customary employment is for more than 20 hours per week and for more than three months in any calendar year and who have completed more than 90 days of employment on or before the first day of any six-month payment period are eligible to participate in the 1999 Employee Stock Purchase Plan. Outside directors and employees who would own 5% or more of the total combined voting power of value of our stock immediately after the grant may not participate in the 1999 Employee Stock Purchase Plan.

     To participate in the 1999 Employee Stock Purchase Plan, an employee must authorize us to deduct an amount not less than 1% nor more than 10% of a participant's total cash compensation from his or her pay during six-month payment periods. The payment periods will commence on January 1 and July 1, and end on June 30 and December 31, respectively, of each year. In no case shall an employee be entitled to purchase more than 1,000 shares in any one payment period. The exercise price for the option granted in each payment period is 85% of the lesser of the average market price of the Common Stock on the first or last business day of the payment period, in either event rounded up to the nearest cent. If an employee is not a participant on the last day of the payment period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions will be refunded.

    Options granted under the 1999 Employee Stock Purchase Plan may not be transferred or assigned. An employee's rights under the 1999 Employee Stock Purchase Plan terminate upon his or her voluntary withdrawal from the plan at any time or upon termination of employment. As of December 31, 1999, no shares had been purchased pursuant to the 1999 Employee Stock Purchase Plan.

                                  PROPOSAL II:

                TO AMEND THE 1999 STOCK OPTION AND INCENTIVE PLAN
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     The 1999 Stock Option and Incentive Plan (the "1999 Plan") was adopted by the Board of Directors of the Company in September 1999 and received stockholder approval in October 1999. Currently, the number of shares of Common Stock authorized for issuance under the 1999 Plan is 2,000,000 shares. It is now proposed to approve an amendment to increase the number of shares of Common Stock authorized for issuance pursuant to the 1999 Plan to 3,500,000 shares. The Board of Directors has adopted, subject to stockholder approval, such amendment to the 1999 Plan.

     The approval of the amendment to the 1999 Plan will require the affirmative vote of a majority of the outstanding shares of Common Stock eligible to vote and present and voting on this matter. The Board of Directors recommends a vote FOR the approval of the amendment to the 1999 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 2,000,000 shares to 3,500,000 shares.

     Management of the Company believes that this increase is important to permit the Board of Directors to provide incentives to present employees, to attract and retain qualified candidates for future positions, and to replenish the available stock option pool after option grants were issued to current and new employees during the fiscal year ended December 31, 1999. It is management's philosophy to grant options to all employees of the Company, allowing each employee to have an equity interest in the Company. Management believes that this policy provides better performance incentives to employees than cash compensation alone. In furtherance of this policy, during the fiscal year ended December 31, 1999, the Compensation Committee of the Board of Directors granted options to new employees. The Company has not increased the number of shares available for future grants since the adoption of the 1999 Plan in October 1999. Option grants over the past six months have depleted the available pool of options under the 1999 Plan such that, as of the date hereof, there is an inadequate number of shares available for future option grants under the 1999 Plan to new or existing employees of the Company.

     The additional shares proposed to be authorized under the 1999 Plan will allow management of the Company to make grants to key management and other employees in the future, consistent with the corporate policy of granting options to all employees, as well as allow the Company to meet its stock option grant needs at least through the next annual meeting of stockholders.

     The following description of the 1999 Plan is a summary and does not purport to be a complete description. A copy of the 1999 Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix B and is incorporated
                                                ----------
herein by reference.

Description of the 1999 Plan

     The purpose of the 1999 Plan is to provide incentives to officers and other employees of the Company and any present or future subsidiaries of the Company (collectively, "Related Companies") by providing them with opportunities to purchase Common Stock of the Company pursuant to options which qualify as ISOs as defined in Section 422 of the Code. The 1999 Plan also provides for the issuance of options to consultants, employees, officers and directors of the Company and Related Companies which do not qualify as ISOs known as Non-Qualified Options. Awards and purchases may also be granted to consultants, employees, officers and directors of the Company and Related Companies. ISOs, Non-Qualified Options, awards and purchases are sometimes referred to collectively as "Stock Rights" and ISOs and Non-Qualified Options are sometimes referred to individually as an "Option" and collectively as "Options".

     Administration

     The Compensation Committee of the Board of Directors of the Company administers the 1999 Plan. During the fiscal year ended December 31, 1999, the Compensation Committee was comprised of Messrs. D'Amore and Kolowich, each a non-employee director of the Company. Mr. D'Amore and Mr. Kolowich are, "outside directors," as defined in the regulations issued under Section 162(m) of the Code.

     Subject to the terms of the 1999 Plan, the Compensation Committee has the authority to determine to whom Options may be granted (subject to certain eligibility requirements for grants of ISOs), the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Options will be granted, and other terms and provisions governing the Options, as well as the restrictions, if any, applicable to shares of Common Stock issuable upon exercise of the Options; provided, however, that the 1999 Plan shall be administered so that Stock Rights granted thereunder will qualify for the benefits provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and by Section 162(m) of the Code, or any successor rules to each of these. The interpretation or construction by the Compensation Committee of the 1999 Plan or any Option granted thereunder will be final.

     Eligible Employees and Others

     Subject to the above-mentioned limitations, ISOs under the 1999 Plan may be granted to any employee of the Company or any Related Company. Only those officers and directors of the Company who are employees may be granted ISOs under the 1999 Plan. In no event may the aggregate fair market value (determined on the date of grant of an ISO) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) exceed $100,000. Non-Qualified Options may be granted to any director, officer, employee or consultant of the Company or its subsidiaries. No employee of the Company or its subsidiaries shall be granted Options to acquire, in the aggregate, more than 500,000 shares of Common Stock under the 1999 Plan during any fiscal year of the Company. As of the Record Date, 121 employees, directors and consultants are eligible to participate in the 1999 Plan.

     Outstanding Options are subject to adjustment as described hereinafter under "Changes in Stock; Recapitalization and Reorganization." Pursuant to the terms of the 1999 Plan, shares subject to Options which are repurchased by, or surrendered to, the Company at no more than cost, may again be the subject of a grant under the 1999 Plan provided, however, that the cumulative number of such shares that may be so reissued under the 1999 Plan will not exceed 5,000,000 shares. Such shares, however, will be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to a particular employee under the Plan for purposes of the limits prescribed by
Section 162(m) of the Code.

     Granting of Options

     Options may be granted under the 1999 Plan at any time after October 13, 1999 and prior to October 13, 2009. The Compensation Committee may, at the request of, or with the consent of, the holder of an ISO, convert an ISO granted under the 1999 Plan to a Non-Qualified Option.

     Non-Qualified Option Exercise Price

     The exercise price per share of Non-Qualified Options granted under the 1999 Plan cannot be less than the minimum legal consideration required under Delaware law; provided, however, that any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock on the date of grant will be granted in accordance with the provisions of the 1999 Plan relating to Section 162(m) of the Code.

     ISO Exercise Price

     The exercise price per share of ISOs granted under the 1999 Plan will be established by the Compensation Committee at the time of grant but pursuant to
Section 162(m) of the Code, the Compensation Committee may not establish such exercise price at less than the fair market value of the Common Stock on the date of grant, or, in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of the fair market value of the Common Stock on the date of grant.

     Option Duration

     The 1999 Plan requires that each Option expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant. However, as required by Section 162(m) of the Code, in the case of any ISO granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company, such ISO will expire on the date specified by the Compensation Committee, but not more than five years from its date of grant.

     Exercise of Options and Payment for Common Stock

     Each Option granted under the 1999 Plan is exercisable as follows:

     A. The Option is either fully exercisable at the time of grant or becomes exercisable in such installments as the Compensation Committee may specify.

     B. Once an installment becomes exercisable it remains exercisable until expiration or termination of the Option, unless otherwise specified by the Compensation Committee.

     C. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable.

     D. The Compensation Committee has the right to accelerate the date of exercise of any installment (subject to the $100,000 per year limit on the fair market value of Common Stock subject to ISOs granted to any employee that become exercisable in any calendar year).

     Exercise of an Option under the 1999 Plan is effected by a written notice of exercise delivered to the Company at its principal office together with payment for the shares in full consisting of and at the discretion of the Compensation Committee any combination of, (i) cash or by check, (ii) the delivery of shares of Common Stock having fair market value equal as of the date of exercise to the cash exercise price of the Option, (iii) the delivery by the optionee to the Company of a personal recourse note bearing interest not less than annually at no less than the lowest applicable federal rate, or (iv) the delivery of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option by the optionee's broker or selling agent. Such written notice will also identify the Option being exercised and specify the number of shares as to which the Option is being exercised.

     Effect of Termination of Employment, Death or Disability

     Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company other than by reason of death or disability, no further installments of ISOs shall become exercisable, and they shall terminate on the earlier of (i) 90 days after the date of termination of employment, or (ii) their specified expiration dates, except to the extent that such ISOs have been converted into Non-Qualified Options.

     If an ISO optionee ceases to be employed by the Company by reason of death or disability, any ISO owned by such optionee may be exercised on the date of death or disability by the estate, personal representative or beneficiary who has acquired the ISO until the earlier of (i) the specified expiration date of the ISO, or (ii) 180 days from the date of the optionee's death or disability.

     Non-Qualified Options are subject to such termination and cancellation provisions as may be determined by the Compensation Committee.

     Non-Assignability of Options

     Except as the Compensation Committee may otherwise determine or provide, no Stock Rights shall be assignable or transferable by an optionee except by will or by the laws of descent and distribution, and during his or her lifetime, only the optionee may exercise an option.

     Changes in Stock; Recapitalization and Reorganization

     Optionholders are protected against dilution in the event of a stock dividend, recapitalization, reorganization, stock split, merger, consolidation, combination, liquidation, spin-off, or similar transaction. Upon the happening of any of the foregoing events, (i) the class and aggregate number of shares reserved for issuance upon the exercise of Options (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each outstanding Stock Right will be appropriately adjusted to reflect the events described above. Notwithstanding the foregoing, with respect to ISOs, the adjustments described above will be made only after the Compensation Committee in consultation with legal counsel has determined whether such adjustments would constitute a "modification" of such ISOs and will not cause adverse tax consequences to their holders.

     Amendment, Suspension and Termination

     The Board of Directors may terminate or amend the 1999 Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board of Directors adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the 1999 Plan may not be increased (except by adjustment as set forth in the 1999 Plan); (b) the benefits accruing to participants under the 1999 Plan may not be materially increased; (c) the requirements as to eligibility for participation in the 1999 Plan may not be materially modified;
(d) the provisions regarding eligibility for grants of ISOs may not be modified;
(e) the provisions regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment as set forth in the 1999 Plan); and (f) the expiration date of the 1999 Plan may not be extended. The Board of Directors may not take any action which would cause the 1999 Plan to fail to comply with Rule 16b-3. No action of the Board of Directors or stockholders, however, may, without the consent of an optionee, alter or impair his or her rights under any Option previously granted to him or her.

    Miscellaneous

     The proceeds received by the Company from the sale of shares pursuant to the 1999 Plan are to be used for general corporate purposes. The Company's obligation to deliver shares is subject to the approval of any governmental authority required in connection with the sale or issuance of such shares. The exercise of Non-Qualified Options for less than fair market value may require the holder to recognize ordinary income and pay additional withholding taxes in respect of such income, and the Compensation Committee may condition the grant or exercise of an Option on the payment to the Company of such taxes. An employee is required to notify the Company in the event that he or she disposes of shares acquired on the exercise of an ISO prior to the later of two years from the date of grant or one year from the date of exercise of the ISO. Unless terminated earlier by the Compensation Committee, the 1999 Plan will expire on October 13, 2009.

     Federal Income Tax Consequences

     The following discussion of United States federal income tax consequences of the issuance and exercise of Options granted under the 1999 Plan and of certain other rights granted under the 1999 Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the federal income tax consequences of the 1999 Plan or of the requirements that must be met in order to qualify for the described tax treatment.

     A. Incentive Stock Options. The following general rules are applicable for federal income tax purposes under existing law to ISOs granted under the 1999
Plan:

          1. Generally, an optionee will not recognize any income upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of an ISO, and the Company will not be entitled to a federal income tax deduction upon either the grant or the exercise of an ISO.

          2. If shares acquired upon exercise of an ISO are not disposed of within: (i) two years from the date the ISO was granted, or (ii) one year from the date the shares are issued to the optionee pursuant to the exercise of the ISO (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

          3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price, or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of shares acquired upon exercise of an ISO, the Company generally should be entitled to a corresponding deduction for federal income tax purposes.

          5. The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price, and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss.

          6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's Holding Period for the shares exceeds one year.

          7. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

          8. In addition to the tax consequences described above, the exercise of an ISO may result in an "alternative minimum tax." The alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

          9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     B. Non-Qualified Options. The following general rules are applicable under current federal income tax law to options granted under the 1999 Plan which do not qualify as ISOs (Non-Qualified Options):

          1. In general, an optionee will not recognize any income upon the grant of a Non-Qualified Option, and the Company will not be entitled to a federal income tax deduction upon such grant.

          2. An optionee generally will recognize ordinary income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company will require the optionee to make appropriate arrangements for the withholding of taxes on this amount.

          3. When an optionee sells the shares acquired upon the exercise of a Non-Qualified Option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, this gain or loss will be long-term capital gain or loss.

          4. When an optionee recognizes ordinary income attributable to a Non-Qualified Option, the Company generally should be entitled to a corresponding federal income tax deduction.

          5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

          6. Special rules apply if the shares acquired upon the exercise of a Non-Qualified Option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     C. Stock Awards and Purchases. The following general rules are applicable under current federal income tax law to awards of equity-based compensation that are neither ISOs or Non-Qualified Options ("Awards") under the 1999 Plan:

          1. Persons receiving Common Stock under the 1999 Plan pursuant to an Award generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. The Company generally should be entitled to a corresponding federal income tax deduction. When such shares are sold, the seller generally will recognize capital gain or loss.

          2. Special rules apply if the shares acquired pursuant to an Award are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     Options Outstanding

     As of the Record Date, no shares of Common Stock had been issued upon the exercise of Options granted under the 1999 Plan. As of that date, Options to purchase 1,872,048 shares of Common Stock were outstanding and 127,952 shares of Common Stock were available under the 1999 Plan for additional Option grants. The closing price of the Company's Common Stock on the Record Date was $2.9375 per share.

                                  PROPOSAL III:

                      RATIFICATION OF SELECTION OF AUDITORS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

     The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 2000. PricewaterhouseCooper LLP served as the Company's auditors for the fiscal year ended December 31, 1999. It is expected that a member of the firm will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the Company's independent public accountants is not required under Delaware law or under the Company's Amended and Restated Certificate of Incorporation or its Amended and Restated By-Laws. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ended December 31, 2000, the Company's Board of Directors will evaluate what would be in the best interests of the Company and its stockholders and consider whether to select new independent public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent public accountants.

     The affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval of the selection of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ended December 31, 2000. The Board of Directors recommends a vote FOR the ratification of this selection.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2001 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, must be received at the Company's principal executive offices not later than January 5, 2001. Notice of a shareholder proposal will be considered timely in accordance with the Company's Amended and Restated By-laws if received not later than January 5, 2001 nor earlier than December 5, 2001. In order to curtail controversy as to the date upon which such written notice is received by the Company, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested.

                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 1999 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 1999, with the exception of Michael Kolowich, a current director and nominee for Class I director, who failed to report a reportable transaction on Form 4, but who subsequently disclosed such transaction on a Form 5 filed with the Securities and Exchange Commission in February 2000.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO SMARTERKIDS.COM, INC., 15 CRAWFORD STREET, NEEDHAM, MASSACHUSETTS 02494 OR BY CALLING 1-781-449-7567.

                                                                      Appendix A

                              SMARTERKIDS.COM, INC.

                             Audit Committee Charter

A.   PURPOSE AND SCOPE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls.


B.   COMPOSITION

     The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.   RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

Document Review
---------------

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

Independent Accounting Firm
---------------------------

4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

Financial Reporting Processes
-----------------------------

9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

Compliance
----------

10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

Reporting
---------

11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                      Appendix B



                              SMARTERKIDS.COM, INC.

                        FORM OF 1999 AMENDED AND RESTATED
                        ---------------------------------
                         STOCK OPTION AND INCENTIVE PLAN
                         -------------------------------


     1. Purpose. The purpose of the SmarterKids.com, Inc. 1998 Amended and
        -------
Restated Stock Option and Incentive Plan (the "Plan") is to encourage key employees of SmarterKids.com, Inc. (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

     2. Administration of the Plan.
        --------------------------

          A. Board or Committee Administration. The Plan shall be administered
             ---------------------------------
     by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"); provided that the Plan shall be administered: (i) to the extent required by applicable regulations under
     Section 162(m) of the Code, by two or more "outside directors" (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

          B. Committee Actions. The Committee may select one of its members as
             -----------------
     its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C. Grant of Stock Rights to Board Members. Subject to the provisions
             --------------------------------------
     of the first sentence of paragraph 2(A) above, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of paragraph 2(A) above, members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.



     3. Eligible Employees and Others. ISOs may be granted only to employees of
        -----------------------------
the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

     4. Stock Authorized for Issuance under the Plan
        --------------------------------------------

          A. Number of Shares. The stock subject to Stock Rights shall be
             ----------------
     authorized but unissued shares of common stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 3,500,000, subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan, provided however, that the cumulative number of such shares that may be so reissued under the Plan shall not exceed 5,000,000.

          B. Per Participant Limit. Subject to adjustment as provided in
             ---------------------
     paragraph 13, no participant in the Plan may be granted Stock Rights during any one fiscal year to purchase more than 500,000 shares of Common Stock.


     5. Granting of Stock Rights. Stock Rights may be granted under the Plan at
        ------------------------
any time on or after October 13, 1999 and prior to October 13, 2009. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

     6. Minimum Option Price; ISO Limitations.
        -------------------------------------

          A. Price for Non-Qualified Options, Awards and Purchases. The exercise
             -----------------------------------------------------
     price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. Non-Qualified Options granted under the Plan, with an exercise price less than the fair market value per share of Common Stock on the date of grant, are intended to qualify as performance-based compensation under Section 162(m) of the Code and any applicable regulations thereunder. Any such Non-Qualified Options granted under the Plan shall be exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee. If the Committee grants Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock on the date of grant, such grant will be submitted for, and will be contingent upon shareholder approval.

          B. Price for ISOs. The exercise price per share specified in the
             --------------
     agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

          C. $100,000 Annual Limitation on ISO Vesting. Each eligible employee
             -----------------------------------------
     may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

          D. Determination of Fair Market Value. If, at the time an Option is
             ----------------------------------
     granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7. Option Duration. Subject to earlier termination as provided in
        ---------------
paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 17.

     8. Exercise of Option. Subject to the provisions of paragraphs 9 through
        ------------------
12, each Option granted under the Plan shall be exercisable as follows:

          A. Vesting. The Option shall either be fully exercisable on the date
             -------
     of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B. Full Vesting of Installments. Once an installment becomes
             ----------------------------
     exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C. Partial Exercise. Each Option or installment may be exercised at
             ----------------
     any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D. Acceleration of Vesting. The Committee shall have the right to
             -----------------------
     accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

     9. Termination of Employment. Unless otherwise specified in the agreement
        -------------------------
relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety
(90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 17. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10. Death; Disability.
         -----------------

          A. Death. If an ISO optionee ceases to be employed by the Company and
             -----
     all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

          B. Disability. If an ISO optionee ceases to be employed by the Company
             ----------
     and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
     Section 22(e)(3) of the Code or any successor statute.

     11. Assignability. No Stock Right shall be assignable or transferable by
         -------------
the grantee except by will, by the laws of descent and distribution. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

     12. Terms and Conditions of Options. Options shall be evidenced by
         -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the

Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13. Adjustments. Upon the occurrence of any of the following events, an
         -----------
optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

          A. Stock Dividends and Stock Splits. If the shares of Common Stock
             --------------------------------
     shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          B. Consolidations or Mergers. If the Company is to be consolidated
             -------------------------
     with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

          C. Recapitalization or Reorganization. In the event of a
             ----------------------------------
     recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

          D. Modification of ISOs. Notwithstanding the foregoing, any
             --------------------
     adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

          E. Dissolution or Liquidation. In the event of the proposed
             --------------------------
     dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          F. Issuances of Securities. Except as expressly provided herein, no
             -----------------------
     issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G. Fractional Shares. No fractional shares shall be issued under the
             -----------------
     Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H. Adjustments. Upon the happening of any of the events described in
             -----------
     subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     14. Means of Exercising Options. An Option (or any part or installment
         ---------------------------
thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or
(e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15. Conditions on Delivery of Stock. The Company will not be obligated to
         -------------------------------
deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     16. Term and Amendment of Plan. This Plan was adopted by the Board on
         --------------------------
September 7, 1999 and approved by the stockholders of the Company on October 13, 1999. The Plan shall expire at the end of the day on October 13, 2009 (except as to Options outstanding on that date. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 16, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

     17. Conversion of ISOs into Non-Qualified Options. The Committee, at the
         ---------------------------------------------
written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

     18. Application of Funds. The proceeds received by the Company from the
         --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     19. Notice to Company of Disqualifying Disposition. By accepting an ISO
         ----------------------------------------------
granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

     20. Withholding of Additional Income Taxes. Upon the exercise of a
         --------------------------------------
Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 19), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

     21. No Right To Employment or Other Status. No person shall have any claim
         --------------------------------------
or right to be granted a Stock Right, and the grant of a Stock Right shall not be construed as giving the grantee the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a grantee free from any liability or claim under the Plan.

     22. Governmental Regulation. The Company's obligation to sell and deliver
         -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

     23. Governing Law. The validity and construction of the Plan and the
         -------------
instruments evidencing Options shall be governed by the laws of the State Delaware.



Adopted by the Board of Directors
September 7, 1999

Approved by the stockholders
October 13, 1999

Amendment adopted by the Board of Directors
April 28, 2000

Amendment approved by the stockholders
June 16, 2000

                                                                      APPENDIX I

                              SMARTERKIDS.COM, INC.

           Annual Meeting of Stockholders to be held on June 16, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints David Blohm and Robert J. Cahill and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock, par value $.01 per share (the "Common Stock") of SmarterKids.com, Inc., a Delaware corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders of the Company to be held on June 16, 2000, at 10:00 a.m. local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, and at all postponements and adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 28, 2000, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any postponements and adjournments thereof.

     The Board of Directors recommends a vote FOR (i) the election of the two
(2) nominees to the Board of Directors, each to serve a three-year term as a Class I director, (ii) the approval of an amendment to the Company's 1999 Stock Option and Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 2,000,000 to 3,500,000 shares, and (iii) the ratification of the selection of PricewaterhouseCoopers LLP, independent public accountants, as the Company's auditors for the fiscal year ending December 31, 2000.

                                SEE REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

[X] Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

     1. To elect two members to the Board of Directors, each to serve a three-year term as a Class I director:

          NOMINEES: Brian Hickey    [_] FOR       [_] WITHHOLD
                    Michael Kolowich       [_] FOR      [_] WITHHOLD

     2. To approve an amendment to the 1999 Stock Option and Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 2,000,000 shares to 3,500,000 shares.

                        [_] FOR [_] AGAINST [_] ABSTAIN

     3. To ratify the selection of PricewaterhouseCoopers, LLP, independent public accountants, as the Company's auditors for the fiscal year ending December 31, 2000.

                        [_] FOR [_] AGAINST [_] ABSTAIN

     4. To transact such other business as may properly come before the meeting and any adjournment thereof.

[_]       MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

---------------------------------------

---------------------------------------

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A company or partnership must sign its full name by authorized person.

------------------------------------------
         Signature of Stockholder

Date:                                 , 2000
     ---------------------------------

------------------------------------------
         Signature if held jointly

PLEASE COMPLETE, SIGN DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I/We will attend the meeting. [_] YES [_] NO